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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2001

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-8)

                           Impac Secured Assets Corp.
                           --------------------------
             (Exact name of registrant as specified in its charter)



            CALIFORNIA               333-66328               33-071-5871
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   (State or Other Jurisdiction     (Commission            (I.R.S. Employer
         of Incorporation)          File Number)          Idenfication No.)


1401 Dove Street
Newport Beach, California                                     92660
-------------------------                                     -----
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600



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                                                        -2-
Item 5. Other Events.
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                  The consolidated financial statements of MBIA Inc. and
         Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ending December 31, 2000, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

         (a)   Financial Statements.
               ----------------------
                Not applicable.

         (b)   PRO FORMA Financial Information.
               ---------------------------------
               Not applicable.

         (c)   Exhibits

                    ITEM 601(A) OF
                    REGULATION S-K
  EXHIBIT NO.       EXHIBIT NO.           DESCRIPTION
  -----------       -----------           -----------
  1                 23                    Consent of PricewaterhouseCoopers
                                          LLP, independent auditors of MBIA
                                          Insurance Corporation with respect to
                                          the Impac Secured Assets Corp.,
                                          Mortgage Pass-Through Certificates,
                                          Series 2001-8.



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           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      IMPAC SECURED ASSETS CORP.

                                      By: /s/ Richard J. Johnson
                                          --------------------------------
                                      Name:    Richard J. Johnson
                                      Title:   Chief Financial Officer

Dated: December 20, 2001





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EXHIBIT INDEX

                 Item 601 (a) of       Sequentially
Exhibit          Regulation S-K        Numbered
Number           Exhibit No.           Description                       Page
------           -----------           -----------                       ----
 1                   23                Accountant's Consent                5